Loans and Obligations	12 Months Ended
Dec. 31, 2023
Loans And Obligations [Abstract]
Loans and Obligations
14	Loans and obligations

	12/31/2023	12/31/2022
Convertible Preferred Shares (i)	431,333	—
Commercial Notes (ii)	73,189	83,212
Consideration payable (iii)	48,199	43,579
Contingent consideration (iv)	64,370	48,499

	617,091	175,290

Current	76,722	13,168
Non-current	540,369	162,122

(i)	Convertible Preferred Shares
On October 10, 2023, Vinci and Ares Management Corporation (“Ares”) announced an agreement to form a strategic partnership to accelerate the growth of Vinci’s platform in Latin America and to collaborate on distribution, product development and other business opportunities. In connection with the formation of the strategic partnership, an affiliate of Ares invested US$100 million (R$ 500,550) in new
Series A
Convertible Preferred Shares issued by Vinci.
The
Series A
Convertible Preferred Shares will be entitled to cumulative dividends payable quarterly in cash at a rate of 8.00% per annum. The dividend rate is subject to increase to 10.00% per annum in the case of certain breaches by the Company of its obligations under the Certificate of Designations.
The Series A Convertible Preferred Shares will be convertible at the option of the holders at any time after the closing of the issuance into
Class A
Common Shares at an initial conversion rate of 73.5402
Class A
Common Shares for each Series A Convertible Preferred Share, which represents an initial conversion price of approximately $13.60 per
Class A
Common Share.
Under certain conditions, Vinci may redeem, following the dissolution or termination of the strategic partnership with Ares, and prior to the one-year
anniversary of such dissolution or termination, for cash all, or, if Ares no longer holds all
Series A
Convertible Preferred Shares, all of the Series A Convertible Preferred Shares held by Ares and any whole number of Series A Convertible Preferred Shares held by such other holders. On or around October 1, 2033, if not earlier repurchased, redeemed or converted, the Company will redeem, in whole but not in part, all of the outstanding Series A Convertible Preferred Shares for an amount in cash equal to the stated value of the Series A Convertible Preferred Shares
Under the terms of IAS 32, this agreement was evaluated by the Management and classified as a compound instrument, having both a liability and an equity component from the issuer’s perspective. Based on it, the component parts were accounted for and presented separately according to their substance. The split was made at issuance and not revised for subsequent changes in market interest rates, share prices, or other event that changes the likelihood that the conversion option will be exercised.
The following table presents the changes in the Convertible Preferred Shares up the year ended December 31, 2023:

Fair value of the convertible preferred shares, net of transaction costs	439,651
Net foreign exchange loss/(gain)	(16,513)
Interest expense	8,195

Closing balance December 31, 2023	431,333
Current	6,993
Non-current	424,340
On January 1, 2024, the Entity paid the total amount of R$ 6,993 related to the dividends of the series A convertible preferred shares.

(ii)	Commercial notes
On August 15, 2022, Vinci Soluções de Investimentos Ltda,. a subsidiary of Vinci, issued 80,000 commercial notes in the total amount of R$ 80,000 (R$ 1,000.00 reais for each commercial note). The commercial notes were subject to public distribution 90 days after the issuing date. The main characteristics of the financial instrument are indicated below:
Term and expiration date: 5 (five) years, ending on August 15, 2027.
Interest rate: 100% of the daily rates of interbank deposits (“DI”) plus a spread of 2.15% on an annual basis.
Amortization: On semi-annually basis, beginning on February 15, 2023.
Commercial Notes comprises a financial liability evaluated at amortized cost. Interest expense is calculated using the effective interest method and is recognized in profit or loss as part of financial expense.
Accordingly, to the terms of the agreement, the Group is committed to be compliant with financial covenants, on an annual basis and beginning on December 31, 2022. The entity was in compliance with the covenants as of December 31, 2023 and 2022.
The following table presents the changes in the Commercial Notes up the period ended December 31, 2023 and December 31, 2022:

Face value of the notes issued	80,000
(-) Transaction costs	(974)
Interest expense	4,186

Closing balance December 31, 2022	83,212
Interest expense	10,841
Interest paid	(11,975)
Principal paid	(8,889)

Closing balance December 31, 2023	73,189
Current	21,530
Non-current	51,659

(iii)	Consideration payable
According to Note 7(a), Vinci acquired SPS Capital Gestão de Recursos Ltda on August 16, 2022. As part of the deal, Vinci assumed a financial obligation to be paid on the second anniversary of the closing date. The amount as of December 31, 2023 and December 31, 2022 is R$ 48,199 and R$ 43,579, respectively.
Consideration payable is financial liability evaluated at amortized cost. Interest expense is calculated using the effective interest method and is recognized in profit or loss as part of financial expense.

(iv)	Contingent consideration
Vinci shall pay an additional consideration in VINP’s Class A shares through an earnout structure to be paid in 2027, up to a maximum number of 1.7 million shares, subject to the achievement of certain fundraising and incremental management fee revenue targets. The amount reflects the fair value of the obligation, based on the terms of the purchase agreement and how the current economic environment is likely to impact it, accordingly to Vinci’s best estimate.
On December 31, 2023, Vinci reevaluated the fair value of the obligation based on the economic conditions at that date, resulting in an increase of the contingent consideration fair value. The variation was recognized as an expense in the financial result in the amount of R$ 15,872 for the year ended December 31, 2023 (revenue of R$ 13,971 for the year ended December 31, 2022).